SPIRIT OF AMERICA INVESTMENT FUND, INC.
                           (the "Company")

                           Supplement dated
                            August 1, 2002
               to the Prospectus of the Company dated
                           February 28, 2002

This Supplement information replaces and supercedes any contrary information contained in the Prospectus.

     Effective August 1, 2002, the name of the Company's current investment portfolio, Spirit of America Investment Fund, Inc., has been changed to "Spirit of America Real Estate Fund" (the "Fund").

     In connection with the name change, effective August 1, 2002, the Fund has adopted a non-fundamental policy to invest, under normal circumstances, at least 80% of its total assets in equity Real Estate Investment Trusts and other "real estate industry companies", as defined in the Prospectus. The Fund will provide notice to shareholders at least 60 days prior to any change of this investment policy.